EXHIBIT 99(a)

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of National Western Life Insurance Company (the "Registrant") on Form 10-K for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on March 28, 2003, hereof (the "Report"), the undersigned officer certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

     (1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

     (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.
Date: March 28, 2003	/S/ Robert L. Moody

By: Robert L. Moody
Chairman of the Board and
Chief Executive Officer